UNITED STATES
    SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C 20549
                                  FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934

           Date of Report (Date of earliest event reported)
                               August 30, 1999

               Commission file Number    0-15435

                       First Entertainment Holding Corp.
           (Exact name of registrant as specified in its charter.)
Nevada                                            84-0974303
(State or other jurisdiction of       (I.R.S. Employer incorporated or
organization)                              Identification No.)
7887 E. Bellview, Suite 1114                         80111
(Address of principal executive offices              (Zip Code)
Registrant's telephone number, including area code:
                               (303) 228-1650
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Item 1. Changes in Control of Registrant.
        Not Applicable

Item 2. Acquisition or Disposition of Assets.
        Not Applicable

Item 3. Bankruptcy or Receivership.
          Not Applicable

Item 4. Changes in Registrant's Certifying Accountant
         Not Applicable

Item 5. Other Events
         On August 18,1999 the Company announced in an 8-K that Mr. Doug Olson was appointed President, Chairman and Chief Executive Officer of the Company and that he accepted those appointments on August 16,1999. The Company wishes to clarify the prior announcement. Mr. Doug Olson was appointed President and Chief Executive Officer, and Mr. Howard Stern was appointed Chairman by the Board of Directors on August 9,1999. Mr. Stern accepted the appointment of Chairman on August 9,1999, and Mr. Olson accepted the appointment of President and Chief Executive Officer an August 16,1999.

Item 6. Resignation of Registrant's Directors.
         Not Applicable


Item	7. Financial Statements, Pro Forma Financial Information and
Exhibits.

      Not Applicable


Item 8. Change in Fiscal Year.
        Not Applicable

Item 9. Sales of Equity Securities Pursuant to Regulation S

                                        SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FIRST ENTERTAINMENT HOLDING CORP.

                                         By:______________________
                                             Doug Olson
                                             President

Dated: August 30, 1999